UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 5, 2014

                           VANGUARD ENERGY CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                        None                  27-2888719
  ------------------------           -----------------        --------------
(State or other jurisdiction       (Commission File No.)    (IRS Employer
     of incorporation)                                       Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

     On June 5, 2014 a special meeting of the Company's shareholders was held.

     At the meeting the following proposals were ratified by the shareholders:

          1.   An  amendment  to the  Company's  Articles  of  Incorporation  to
               increase  the  authorized   capitalization   of  the  Company  to
               100,000,000 shares of common stock;

          2. Subject to the determination of the Company's directors that a reverse split would be in the best interest of the Company's stockholders, the adoption of a reverse split of the Company's common stock. A condition of the reverse stock split is that the ratio of the reverse split will be determined by the Company's Board of Directors, provided that, in any case, the reverse split ratio will not be greater than 1-for-150. The Board of Directors may elect not to proceed with a stock split without further action by the stockholders.


     The following is a tabulation of votes cast with respect to the proposals:

                       Votes
                  --------------------
                  For           Against     Abstain             Broker Non-Votes
                  ---           -------     -------             ----------------

        1.     7,445,376       185,500      31,000                    --
        2.     7,445,376       185,500      31,000                    --


Item 8.01  Other Events

     The transaction with Vast Petroleum Corporation, mentioned in the Company's 8-K report filed on April 17, 2014, is scheduled to close on June 13, 2014.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2014
                                      VANGUARD ENERGY CORPORATION


                                      By:/s/ Warren M. Dillard
                                         ---------------------------------
                                         Warren M. Dillard, President and Chief
                                         Executive Officer